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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                       FORM 8-K

                               Current Report Pursuant
                            to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) September 15, 1998


                               CASE RECEIVABLES II INC.
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                (Exact Name of Registrant as Specified in its Charter)



                                       Delaware
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                    (State or Other Jurisdiction of Incorporation)


            33-99298                                     76-0439709
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   (Commission File Number)                (I.R.S. Employer Identification No.)


   233 Lake Street, Racine, Wisconsin                             53403
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(Address of Principal Executive Offices)                       (Zip Code)


                                    (414) 636-6011
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                 (Registrant's Telephone Number, Including Area Code)


                                    Not Applicable
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            (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

     The Registrant is filing the monthly Servicer Reports listed in Item 7(c) below with respect to each of its outstanding series of publicly-offered securities.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

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

Exhibit
  No.          Document Description
-------        --------------------
20.1        Monthly Servicer Report dated August 15, 1998.

20.2        Monthly Servicer Report dated September 15, 1998.

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                                                                Form 8-K page 2

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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CASE RECEIVABLES II INC.
                                            (Registrant)


Dated: September 17, 1998               By:            /s/ Peter Hong
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                                                        Peter Hong
                                                        Treasurer



                                                                Form 8-K page 3

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                                  INDEX TO EXHIBITS

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Exhibit      Sequential
  No.        Document Description
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
20.1      Monthly Servicer Report dated August 15, 1998.

20.2      Monthly Servicer Report dated September 15, 1998.

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                                                                Form 8-K page 4